EXHIBIT 32.1
Certification Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
In connection with the Quarterly Report of Ansoft Corporation (the “Company”) on Form 10-Q for the quarter ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas Csendes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2007

By: /s/ Nicholas Csendes

Nicholas Csendes
President and Chief Executive Officer
Date: August 15, 2007
By: /s/ Thomas A.N. Miller

Thomas A.N. Miller
Chief Financial Officer
This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.